Exhibit 10 (aaaaaa)

                            UNITED STATES OF AMERICA
                                STATE OF FLORIDA
               HOUSING FINANCE AUTHORITY OF DADE COUNTY (FLORIDA)
               MULTIFAMILY MORTGAGE REVENUE BOND, 1985 SERIES 12
                          (WALDEN APARTMENTS PROJECTS)

No. R-4                                                           $14,850,000.00

                                                                  Next
  Maturity Date       Issue Date          Remarketed          Remarketing Date
  -------------       ----------          ----------          ----------------

   12/01/2015         12/30/1985          12/01/1994             12/01/1995

Registered Owner:   General Electric Capital Corporation

Principal Amount:   Fourteen Million Eight Hundred and Fifty
                    Thousand Dollars

      The HOUSING FINANCE AUTHORITY OF DADE COUNTY (FLORIDA) (the "Issuer"), a public body corporate and politic authorized by No. 78-89, enacted by the Board of County Commissioners of Dade County, Florida on December 12, 1978 (collectively, the "Act"), for value received, hereby promises to pay, solely from the sources hereinafter described, to the order of the Registered Owner named above, or registered assigns, the principal amount specified above, such principal amount together with interest thereon on the principal amount from time to time outstanding as follows: During the period of time (the "First Reset Period") commencing December 1, 1994 (the "Remarketing Date") and terminating December 1, 1995, the Bonds shall bear interest at the rate per annum equal to eight and fifty one-hundredths of one percent (8.50%).

      Each Bond shall bear interest on overdue principal and, to the extent permitted by law, on overdue interest at the rate borne by such Bond on the date on which such principal or such interest became due and payable plus a late payment charge equal to four percent (4%) of the principal and/or interest due and outstanding ten days following the Installment Payment Date. Any additional payments which are required to be made under this Bond and the Note which are not paid within ten days of the date upon which the additional payments are due shall incur a late payment charge equal to four percent (4%) of the additional payments required.

      During the First Reset Period, the Issuer shall pay to Bondholder immediately upon request, such amount or amounts (a "Compensation Amount") as shall compensate Bondholder (as hereinafter defined) for any loss, cost or expense incurred by Bondholder as a result of any prepayment of the Principal Amount of the Bond on a date earlier than December 1, 1993 for whatever reason, which Compensation Amount shall be based upon the excess, if any, of (x) the aggregate amount of interest that would be payable at the Post-Inclusion Rate (as defined below) on the amount which was the subject of the Prepayment for the period (the "Loss Period") from the date of the occurrence of the Prepayment to December 1, 1993 over (y) the aggregate amount of interest that Bondholder would have earned on an amount comparable to the amount which was subject to the Prepayment for the Loss Period at the Treasury Rate, i.e., rate per annum (computed on the basis of actual days elapsed and year of 360 days) determined by Bondholder in its sole discretion on either (i) the date three Business Days prior to the date of the Prepayment or
(ii) if Bondholder did not have knowledge of such Prepayment on such date, such later date, after Bondholder shall have acquired such knowledge, as shall be designated by Bondholder, as the case may be, to be the yield expressed at a rate in the secondary market in United States Treasury securities having substantially the same term as the Loss Period (such determination to be based upon quotes obtained by Bondholder from established dealers in such market). A determination by Bondholder as to any Compensation Amount payable pursuant to this paragraph shall be conclusive absent manifest error.

      In the event a Determination of Taxability occurs, then (a) the Interest Rate shall, from the Taxable Date be increased to 11.55% (the "Post-Inclusion Rate") and (b) the Bondholder may require the Issuer to cause the redemption of all sums owing on this Bond within 120 days after notice by the Bondholder requiring such redemption. Upon such Determination of Taxability there shall be immediately due and owing an amount equal to the sum of (i) the diffference between interest at the Interest Rate prior to inclusion and the interest due at the Post-Inclusion Rate, plus interest on that amount at the Post-Inclusion Rate from the Taxable Date and (ii) an amount which, after the payment of federal, state and local taxes on that amount, equals any interest, penalties or additions to tax payable by the holder and any prior holder of the Bonds (for the purposes of this Bond, a "Bondholder") by reason of the failure of such Bondholders to include interest in their gross income.

      In the event of a U.S. Law Change as determined by Bondholder in good faith and based upon an opinion of nationally recognized bond counsel, the Issuer shall (following receipt of written notice of such U.S. Law Change, which notice shall set forth in reasonable detail the nature and effective date thereof and shall state that such U.S. Law Change does not apply only to obligations issued or guaranteed by the Issuer or the Developer) make additional payments in an amount designated by Bondholder in such notice as being the sum necessary to compensate such Bondholder for the adverse effect of the U.S. Law Change, which additional payment shall (x) not exceed 1/2 of 1% per annum with respect to any single U.S. Law Change contemplated by clauses (a), (c) or (d) of the definition of U.S. Law Change and (y) not exceed 3/4 or 1% per annum with respect to any single U.S. Law Change contemplated by clause (b) of the definition of U.S. Law Change, it being understood that the additional payment necessary to compensate the Bondholder if any event contemplated under clause
(e) of the definition of U.S. Law Change shall occur shall not be limited in any respect. With respect to payments to the then Bondholder, the additional payments as aforesaid shall be payable commencing on the later of the Installment Payment Date next following the date of receipt by Developer of such notice or on the Installment Payment Date immediately preceding the effective date of the U.S. Law Change if such notice shall have been given prior to the effective date thereof, and the initial payment shall include the entire amount due in respect of any periods up to and including the aforesaid next Interest Payment Date. With respect to payments to The Chase Manhattan Bank (N.A.) (the "Bank") as a former Bondholder, payment in full of the amount designated by such former Bondholder shall be due within ten
(10) days after the date of the aforesaid notice. Any such notice to Developer shall be conclusive as to the occurrence of the U.S. Law Change specified therein and, absent manifest error, as to the correctness of the amount of additional payments specified therein. In addition to the foregoing and at any time following the giving of such Notice, Developer shall have the option to purchase the Bonds from the then Bondholders at any time within 180 days following receipt of such notice for an amount equal to all outstanding principal, interest, additional payments and late charges accrued and unpaid to the date of purchase.

      All computations of federal, state and local taxes required under this Bond shall be calculated at the maximum applicable statutory rates taking into account the deductibility of state and local taxes for federal income tax purposes.

      The covenants and agreements contained herein relating to the Determination of Taxability and additional amounts due in connection with a Determination of Taxability shall survive the payment in full of principal of the Note or this Bond, and the termination of the Loan Agreement or the Indenture.

      The provisions of the immediately preceding four paragraphs of this Bond shall be applicable only until December 1, 1993, except that the obligation to make any payments required to be made hereunder to Bondholder as a former holder of the Bond, by reason of a Determination of Taxability which causes the Taxable Date to be a date earlier than December 1, 1993, shall survive beyond December 1, 1993, the payment in full of principal on the Note or this Bond and the termination of the Agreement or the Indenture.

      After the First Reset Period, provided the Bank has not exercised its rights to accelerate payment of the Bonds and provided that the Bank or such other accredited investor is the holder of 100% of the Bonds Outstanding, as provided in the Indenture, unless the interest rate is otherwise set as provided in the Indenture, the Bonds shall bear interest at the rate per annum equal to eighty percent (80%) of the prime rate announced by The Chase Manhattan Bank, N.A. from time to time, at its principal office in New York, New York.

      Payment of interest shall be made in equal monthly installments beginning January 1, 1986 and ending on the Maturity Date set forth above. Interest on the Bond shall be paid on an actual 360-day basis as provided in the Note. Additional interest in the amount of $87,500 shall be payable to the Registered Owner hereof on the Dated Date hereof. On each Reset Date commencing December 1, 1992, provided the Bonds are to be remarketed to the general public, the interest rate per annum on the Bonds for each Reset Period shall be set in accordance with the interest rate reset provisions set forth in the Indenture. On the Maturity Date specified above, the entire unpaid principal balance, accrued interst, and any other unpaid amounts shall be due and payable.

      This Bond and said series of Bonds have been issued under and pursuant to the provisions of the Act. THE BONDS AND THE PREMIUM, IF ANY, AND INTEREST THEREON ARE LIMITED OBLIGATIONS OF THE ISSUER AND ARE NOT A LIEN OR CHARGE UPON THE FUNDS OR PROPERTY OF THE ISSUER, EXCEPT TO THE EXTENT OF THE HEREIN-MENTIONED PLEDGE AND ASSIGNMENT. THE BONDS AND THE PREMIUM, IF ANY, AND INTEREST THEREON DO NOT CONSTITUTE A GENERAL INDEBTEDNESS OF THE ISSUER, OR A DEBT OF THE STATE OF FLORIDA (THE "STATE"), DADE COUNTY, FLORIDA (THE "COUNTY") OR ANY POLITICAL SUBSIDIVISION OF THE STATE, OR A LOAN OF THE CREDIT OF THE ISSUER, THE STATE, THE COUNTY OR ANY POLITICAL SUBDIVISION OF THE STATE WITHIN THE MEANING OF ANY CONSTITUTIONAL OR STATUTORY PROVISIONS. NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE, THE COUNTY OR ANY POLITICAL SUBDIVISION OF THE STATE IS PLEDGED TO THE PAYMENT OF THE PRINCIPAL OF, PREMIUM, IF ANY, OR INTEREST ON THE BONDS. THE ISSUER HAS NO TAXING POWER. NEITHER THE STATE, THE COUNTY NOR ANY POLITICAL SUBDIVISION OF THE STATE IS LIABLE ON THE BONDS OR THE PREMIUM, IF ANY, OR INTEREST THEREIN; NOR IN ANY EVENT SHALL THE PRINCIPAL OF, OR PREMIUM, IF ANY, OR INTEREST ON, THE BONDS BE PAYABLE FROM ANY FUNDS OR PROPERTIES OTHER THAN THOSE OF THE ISSUER, AND THEN ONLY TO THE EXTENT PROVIDED HEREIN. The principal of and premium, if any, on this Bond are payable in lawful money of the United States of America at the principal office of Southeast Bank, N.A., Miami, Florida, now known as First Union National Bank of Florida and its successors in trust (the "Trustee"). Interest is payable by wire transfer or by check or draft mailed to the address of the Registered Owner at the address shown on the registration books for the Bonds maintained by the Trustee on behalf of the Issuer.

      This Bond is one of a duly authorized issue of Bonds of the Issuer known as its "Multifamily Mortgage Revenue Bonds, 1985 Series 12 (Walden Apartments Project)" (the "Bonds"), all issued as a single series and executed and delivered by the Issuer pursuant to a Trust Indenture, dated December 27, 1985 (the "Indenture"), executed by the Issuer to and with the Trustee. This Bond is issued for the purpose of (1) providing funds to provide financing for "Construction Expenditures," as defined in the Loan Agreement dated December 27, 1985 (the "Agreement"), between the Issuer, the Trustee and Walden Apartments Associates, Ltd. (the "Developer"), in order to provide a portion of the financing for the acquisition and construction of a multifamily residential rental development (the "Development") located within Dade County, Florida (the "County"), to be occupied by persons or families of low, moderate and middle income (as determined by the Issuer), and to be occupied partially (at least 20%) by "individuals of low or moderate income" within the meaning of Section 103(b)(4)(A) of the Internal Revenue Code of 1954, as amended (the "Code"); and (2) paying certain costs incurred in connection with the issuance of the Bonds. The Issuer has agreed to make a mortgage loan (the "Loan") to the Developer pursuant to the Agreement with the proceeds of the Bonds for the purpose of financing a part of the costs of acquiring and constructing the Development. Pursuant to the terms of certain deed restrictions which the Developer will accept pursuant to the Agreement and the Regulatory Agreement as to Tax Exemption dated December 27, 1985 by and among the Issuer, the Trustee and the Developer (the "Regulatory Agreement") and record, certain limitations will apply with respect to the acquisition, construction and operation of the Development in order to assure compliance with the Code.

      The Bonds are limited obligation Bonds of the Issuer, equally secured by and payable solely from a lien on and pledge of certain revenues to be derived from the pledge and assignment to the Trustee of installment payments payable by the Developer to the Issuer and certain other funds described in the Indenture. This Bond will be additionally secured by a mortgage (the "Mortgage"), as more fully described in the Indenture. Reference is hereby made to the Indenture, the Agreement, the Regulatory Agreement and the Mortgage, copies of which are on file with the Trustee, for the provisions, among others, with respect to the nature and extent of the rights, duties and obligations of the Issuer, the Trustee, the Developer and the Registered Owners of the Bonds; the terms upon which the Bonds are issued and secured; the collection and disposition of revenues; a description of the properties and interests pledged; the modification or amendment of the Indenture, the Regulatory Agreement and the Agreement and other matters, to all of which the Registered Owner of this Bond assents by the acceptance of this Bond.

      The Indenture does not permit the issuance of any additional bonds on parity with the Bonds.

      Optional Redemption of Bonds. Prior to December 1, 1992, the Bonds are not subject to redemption at the option of the Developer. There shall be no optional redemption for any Reset Period, as defined in the Indenture of three years or less or during the first three years of any Reset Period. During any Reset Period commencing on or after December 1, 1992, which is greater than three years in duration, the Bonds shall be redeemed in whole by the Issuer at the option of the Developer at the prepayment prices (expressed as percentages of the principal amount of the Bonds) set forth below plus accrued interest to the redemption date:

      (a) If the Reset Period is four years, in the fourth year following commencement of such Reset Period at a price of 101%.

      (b) If the Reset Period is five years, in the fourth year following commencment of such Reset Period at a price of 102% and in the fifth year following commencement of such Reset Period at 101%.

      (c) If the Reset Period is six years or more, in the fourth year following commencement of such Reset Period at a price of 103%; in the fifth year following commencement of such Reset Period at 102%; in the sixth year following commencement of such Reset Period at 101%; and in any year thereafter at 100%; provided, however, that the Bonds may be redeemed at the option of the Developer at a redemption price of par on any Reset Date.

      Such redemption price shall be paid from Available Moneys, if required, on deposit in the Revenue Fund; provided that if the Bonds are rated (i) the Developer shall deliver written notice to the Trustee that it intends to exercise its option to prepay the Note in whole pursuant to the Agreement not less than one hundred twenty-three (123) days prior to the specified redemption date and shall deposit with the Trustee the full amount required to pay the principal, premium, if any, and interest on the Bonds to be redeemed not less than 123 days prior to such redemption date; (ii) an Event of Bankruptcy shall not have occurred during the first ninety-one (91) days of such 123 day period; and (iii) on or after the ninety-first (91st) day after deposit, the Trustee shall receive the certificate of the Developer as to no Event of Bankruptcy having occurred as required by the Agreement.

      Extraordinary Optional Redemption of Bonds. The Bonds shall be redeemed by the Issuer at the option of the Developer or at the direction of the Credit Provider, if any, in whole on any date, or at the option of the Developer and with the consent of the Credit Provider or Original Purchaser, or at the direction of the Credit Provider or Original Purchaser in part on any Installment Payment Date, selected by the Developer, the Credit Provider or Original Purchaser at a redemption price of one hundred percent (100%) of the principal amount thereof plus accrued interest to the redemption date, from moneys on deposit in the Revenue Fund; provided that (1) the Developer shall have delivered to the Trustee, the Issuer, the Credit Provider or Original Purchaser and the Remarketing Agent not less than thirty (30) days prior to the redemption date (a) a written certificate from the Developer certifying that within the twelve months preceding the date of such notice all or a portion of the Development has been damaged or destroyed by fire or other casualty or that all or a portion of the Development has been condemned or permanently taken by eminent domain proceedings, which in each case renders the Development unsatisfactory to the Developer for its intended use, and that the Developer intends to exercise its option to prepay the Note in whole or in part, pursuant to the Loan Agreement and thereby effect the redemption of the Bonds in whole or in part, and (b) a written consent from the Credit Provider or Original Purchaser to such prepayment and redemption if such redemption or prepayment is in part; or (2) the Credit Provider or Original Purchaser shall have delivered to the Trustee not less than 30 days prior to the redemption date a written notice that the Credit Provider or Original Purchaser has required that any insurance proceeds or condemnation awards received by the Trustee, the Credit Provider, Original Purchaser or the Developer by reason of any damage or destruction to, or any condemnation or other taking by eminent domain of, the Development or any part thereof shall be applied to the prepayment of the Note in whole or in part pursuant to the Agreement and thereby effect the redemption of the Bonds in whole or in part, all subject to and in accordance with the terms and provisions of the Mortgage or the Second Mortgage, both as defined in the Indenture.

      Mandatory Redemption of Bonds.

      (a) In the event the Bonds have been sold to the general public and a Credit Provider has provided a Credit Instrument, the bonds shall be subject to mandatory redemption in whole (but not in part) on the earliest date for which the required notice of redemption can be given after a Determination of Taxability at a redemption price equal to one hundred percent (100%) of the principal amount of the Bonds Outstanding, plus accrued interest to the redemption date from moneys in the Revenue Fund.

      (b) The Bonds shall be subject to mandatory redemption in whole on any Reset Date from moneys on deposit in the Revenue Fund at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest thereon to the redemption date in the event the conditions set forth in
Section 11.03(c) of the Indenture have not been complied with and satisfied as of the date provided therein and the Credit Provider has not elected to purchase the Bonds on such Reset Date as provided in the next succeeding sentence. All or any portion of the Bonds called for redemption pursuant to this paragraph may be purchased by the Creditor Provider in lieu of their redemption on the Reset Date upon which such bonds otherwise would have been redeemed at a purchase price equal to the principal amount thereof, if the Credit Provider shall deliver to the Trustee, prior to the close of business on such Reset Date, a written notice specifying the principal amount of Bonds to be so purchased and shall deposit with the Trustee, on or prior to such date, immediately available funds which shall be sufficient topay the purchase price of the Bonds to be so purchased, subject to the provisions of the Indenture. The Trustee shall notify the Credit Provider of the conditions, if any, which have not been satisfied as of the fifteenth (15th) Business Day preceding any Reset Date. Subject to the timely receipt of the Trustee of the moneys required for the purchase of any undelivered Bonds by the Credit Provider in lieu of redemption under this paragraph such undelivered Bonds shall be deemed to have been purchased by the Credit Provider on the date on which such Bonds were to have been redeemed, and from and after such date, the Credit Provider or its registered assigns shall be the Owner of such Bonds for all purposes under this Indenture. New Bonds shall be executed, authenticated and delivered in the place of undelivered Bonds as provided in the Indenture. It shall be the duty of the Trustee to hold the moneys for the purchase of any undelivered Bond without liability for interest thereon, for the benefit of the former Holders of any such undelivered Bonds who shall thereafter be restricted exclusively to such moneys for any claim of whatever nature on their part under the Indenture or on, or with respect to, such undelivered Bonds. Interest accruing from and after such date on such Bonds shall no longer be payable to the former Holders thereof but thereafter shall be paid to the Credit Provider or its registered assigns as the Holder of such Bonds. Accrued interest payable to such date shall be paid to the registered Holders of the Bonds as of the Regular Record Date immediately preceding such date in the same manner as if the Bonds were not purchased by the Credit Provider. The Trustee shall maintain a record of the numbers of the Bonds so purchased and of all undelivered Bonds deemed to have been purchased by the Credit Provider and shall send written notice by registered or certified mail to each such former Holder of any undelivered Bonds at the address shown by the Bond Register advising such former Holders that the purchase price for their Bonds is on deposit with the Trustee and that they shall no longer be deemed the Holder of such Bonds or entitled to receive interest thereon for any claim of whatever nature on their part under the Indenture or on, or with respect to, such Bonds.

      (c) The Bonds shall be subject to mandatory redemption in whole or in part on the earliest date for which the required notice of redemption can be given after the Trustee shall have received a written notice from the Credit Provider stating that (a) an "Event of Default" has occurred and is continuing under the Reimbursement Agreement or the Loan Agreement, or (b) that the Issuer has defaulted in the performance of any of its undertakings and obligations under the Indenture and that such default has continued for a period of sixty (60) days after notice thereof from the Credit Provider, or (c) that cash proceeds have been realized by the Trustee from the sale of the Development following the foreclosure of the Mortgage or other acquisition by the Trustee of title to the Development and requesting that the Bonds be redeemed in whole or in part at a redemption price equal to one hundred percent (100%) of the principal amount thereof, plus accrued interest to the redemption date.

      (d) The Bonds shall be subject to mandatory redemption in whole or in part on the earliest practicable date, upon a transfer of amounts from the Mortgage Loan Fund to the Revenue Fund after the earliest of the Completion Date, as defined in the Agreement, or December 27, 1988, at a redemption price equal to one hundred percent (100%) of the principal amount of the Bonds then Outstanding, plus accrued interest to the redemption date.

      (e) The Bonds purchased by the Credit Provider on any Reset Date shall be redeemed on any date specified by such Credit Provider and occurring within sixty (60) days after such Reset Date at a redemption price equal to one hundred percent (100%) of the principal amount thereof, plus accrued interest thereon to the redemption date upon delivery by such Credit Provider of written notice to the Trustee, the Developer and the Issuer within such 60-day period demanding such redemption and specifying such redemption date.

      (f) During any Reset Period when the Bonds are Rated, the Bonds shall be subject to mandatory redemption in whole on any Reset Date from moneys on deposit in the Revenue Fund at a redemption price equal to one hundred percent (100%) of the principal amount thereof plus accrued interest thereon to the redemption date in the event the conditions set forth in Section 11.03 of the Indenture have not been complied with and satisfied as of the date provided therein.

      On or after December 1, 1992, the holder of this Bond shall have the right to tender this Bond for redemption upon providing notice required to be provided pursuant to the Indenture and the Agreement.

      Upon the occurrence of an Event of Default, as defined in the Indenture, the principal of this Bond and all amounts due hereunder may become or be declared due and payable before the stated maturity hereof in the manner, with the effect, and subject to the conditions provided int he Indenture. From and after such Event of Default and regardless of whether this Bond is accelerated, the principal balance of this Bond shall bear an adjusted annual interest rate equal to the lesser of (i) that rate of interest which is one and one-half percent (1-1/2%) grater than the interest rate on the Bonds or (ii) the highest applicable lawful rate.

      Reference should be made to the Indenture and the Agreement regarding Events of Default and a more complete description thereof. Default under the Mortgage, subject to applicable grace periods thereunder, shall constitute an Event of Default hereunder and may cause the acceleration of this Bond in its entirety.

      Notice of each such redemption shall be given by mail and by publication to the Registered Owner of this Bond to be redeemed as a whole or in part as provided in the Indenture; provided, however, that failure to mail or publish such notice or any defect therein shall not affect the validity of the redemption of any other Bonds.

Notice having been so given, this Bond or any portion hereof designated for redemption shall become due and payable upon the redemption date specified in such notice, and from and after such date, notwithstanding that this Bond or any portion hereof so called for redemption shall not have been surrendered for payment, interest on such Bond or portion hereof shall cease to accrue.

      Notwithstanding any provision of this Bond to the contrary, the Issuer hereby covenants that in no event shall the interest contracted for, charged or received in connection with this Bond (including interest on this Bond together with any other costs or considerations that constitute interest under the laws of the State which are contracted for, charged or received pursuant to this
Bond) exceed the maximum rate of interest allowed under the laws of the State or the United States, to the extent applicable, as presently in effect and to the extent allowable by such laws as such laws may be amended from time to time to increase such rate; and in the event that this Bond is redeemed in accordance with the provisions hereof requiring mandatory recemption, then such amounts that constitute payments of interest on any such Bond, together with any costs or considerations which constitute interest under the laws of the State or the United States, to the extent applicable, may never exceed an amount which would result in payment of interest at a rate in excess of the maximum interest rate allowed by the laws of the State as presently in effect and to the extent allowable by such laws as such laws may be amended from time to time to increase such rate, and excess interest, if any, provided for in the Bond or otherwise, shall be canceled automatically as of the date of such acceleration or, if theretofore paid, shall be credited on such Bond.

      This Bond shall be transferable when duly endorsed for transfer or accompanied by an assignment duly executed by the Registered Owner or his authorized representative, all subject to the terms and conditions of the Indenture.

      The Trustee shall be supplied with the name, address, social security number or taxpayer identification number of the transferee hereof prior to making such transfer.

      The Issuer and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof (whether or not this Bond shall be overdue) for the purpose of receiving payment of or on account of principal hereof and interest due hereon and for all other purposes, and neither the Issuer nor the Trustee shall be affected by any notice to the contrary.

      The Trustee shall not be required to transfer any Bond on any date which is less than five (5) days prior to any Installment Payment Date, or during any period beginning ten (10) days prior to maturity or during any period beginning ten (10) days prior to the selection by the Trustee of Bonds to be redeemed prior to maturity and ending on the date of the mailing of notice of such redemption.

      The Indenture contains provisions permitting the Issuer, with the approval of the Owner (so long as the Bank is then Registered Owner of at least 51% in principal amount of the Bonds at the time Outstanding), the Owner and the Trustee to execute supplemental indentures amending in any particular the provisions of the Indenture; provided, however, that no such amendment, without the consent of 51% of the Registered Owners of the Bonds, shall extend the time of payment of the principal thereof or interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or the rate of interest thereon, or make the principal thereof, premium, if any, or interest thereon payable in any coin or currency other than that hereinbefore provided, or deprive such Registered Owner of the lien of the Indenture on the revenues pledged thereunder. Furthermore, the Indenture prohibits the execution of any supplemental indentures that would permit the creation of any lien on the revenues pledged under the Indenture equal to or prior to the lien thereof, or that would reduce the aggregate principal amount of Bonds the Registered Owners of which are required to consent to any amendment of the Indenture unless there has been obtained the consent of the Registered Owner of each Bond then outstanding. Except as provided in the Indenture, the Registered Owner of this Bond shall have no right to enforce the provisions of the Indenture or take any action with respect to any event of default under the Indenture.

      All moneys deposited with the Trustee for the payment of principal of, premium, if any, or interest on this Bond are presumed abandoned unless, within seven years after they become payable or distributable, the Registered Owner hereof has accepted payment of principal or income, corresponded in writing concerning the property, or otherwise indicated an interest as evidenced by a memorandum on file with the Trustee. In such event, the Trustee shall comply with the provisions of Sections 717.01-717.30, Florida Statutes, as amended, or any successor statute thereto, as to the disposition of such moneys and the Issuer and the Trustee shall be relieved of all liability, to the extent of the value of the moneys, for any claim which exists or may arise with respect to such moneys.

      Neither the members, officers, agents, employees or representatives of the Issuer nor any person executing this Bond shall be personally liable hereon or be subject to any personal liability by reason of the issuance hereof, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty, or otherwise, all such liability being expressly released and waived as a condition of and in consideration for the execution of the Indenture and the issuance of this Bond.

      Capitalized terms herein shall have the meanings ascribed to them in the Indenture or the Agreement (as herein defined).

      IN WITNESS WHEREOF, the Housing Finance Authority of Dade County (Florida) has caused this Bond to be signed by its Chairman, its seal to be printed hereon and attested by the signature of its Secretary/Treasurer and the Bond to be dated December 30, 1985.

                                        HOUSING FINANCE AUTHORITY OF
                                        DADE COUNTY (FLORIDA)

                                        By: /s/  Milton J. Wallace
                                            Chairman


(SEAL) HOUSING FINANCE AUTHORITY
       DATE COUNTY - FLORIDA

ATTEST:

/s/ Michael B. Goldstein
Secretary/Treasurer

                         CERTIFICATE OF AUTHENTICATION

      Date of Authentication: December 15, 1994

      This Bond is one of the Bonds described in the within-mentioned Indenture.

                                        FIRST UNION NATIONAL BANK OF
                                        FLORIDA, as Trustee


                                        By: /s/ Lakshmi McGrath
                                            Authorized Officer

                           CERTIFICATE OF VALIDATION

      The undersigned Chairman of the Housing Finance Authority of Dade County (Florida) HEREBY CERTIFIES that this Bond is one of a series of Bonds which were validated by Judgment of the Circuit Court of Dade County, Florida, rendered on the 5th day of December, A.D., 1984.

      WITNESSETH my signature and the seal of Authority.

(SEAL) HOUSING FINANCE AUTHORITY        /s/ Milton J. Wallace
       DATE COUNTY - FLORIDA            Chairman, Housing Finance Authority of
                                        Dade County (Florida)

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned sells, assigns and transfers unto

--------------------------------------------------------------------------------
                    (Name and Address and Tax Identification
                     or Social Security Number of Assignee)

the within Bond of the HOUSING FINANCE AUTHORITY OF DADE COUNTY (FLORIDA) and does hereby irrevocably constitute and appoint to transfer the said Bond on the books kept for registration thereof with full power of substitution in the premises.

Dated:
      -----------------------------     ----------------------------------------

Signature guaranteed by
                       ---------------------------------------------------------

                                   ASSIGNMENT

      For value received, the undersigned sells, assigns and tranfers unto

                        LEHH, Inc., a Florida corporation
                                One O'Dell Plaza
                             Yonkers, New York 10701
                                Tax ID 65-0911941

                ------------------------------------------------
                  (Name and Address and Tax Identification or
                       Social Security Number of Assignee)

the within Bond of the HOUSING FINANCE AUTHORITY OF DADE COUNTY (FLORIDA) and does hereby irrevocably constitute and appoint to transfer the said Bond on the books kept for registration thereof with full power of substitution in the premises.

Dated:  June 30, 1999                   GENERAL ELECTRIC CAPITAL CORPORATION


                                        By: /s/ Jay B. Marcus
                                           -------------------------------------
                                           Jay Marcus, Authorized Signatory


Signature guaranteed by: /s/ [ILLEGIBLE]
                         ------------------------------
                                                Manager

                                        SIGNATURE GUARANTEED
                                        MEDALLION GUARANTEED
                                        [UNINTELLIGIBLE]


                                        /s/ [ILLEGIBLE]
                                        ----------------------------------------

                                   ASSIGNMENT

      For value received, the undersigned sells, assigns and transfers unto:

                        Charter Mac Equity Issuer Trust,
                           a Delaware Business Trust
                         625 Madison Avenue, 5th Floor
                            New York, New York 10022
                               Tax ID 52-6999949

                ------------------------------------------------
                  (Name and Address and Tax Identification or
                       Social Security Number of Assignee)

the within Bond of the HOUSING FINANCE AUTHORITY OF DADE COUNTY (FLORIDA) and does hereby irrevocably constitute and appoint First Union National Bank to transfer the said Bond on the books kept for registration thereof with full power of substitution in the premises.

Dated:  June 30, 1999                   LEHH, Ino., a Florida corporation


                                        By: /s/ Robert Kohn
                                           -------------------------------------
                                           Robert Kohn, Authorized Signatory

                         SIGNATURE GUARANTEED
                         MEDALLION GUARANTEED
                         FIRST UNION NATIONAL BANK


Signature guaranteed by: /s/ [ILLEGIBLE]
                         ------------------------------
                                   Authorized Signature
                         (2881)                X9003473
                         SECURITIES TRANSFER [ILLEGIBLE]

              [LETTERHEAD OF LIEBLER, GONZALEZ & PORTUONDO, P.A.]

                                  July 1, 1999

Charter Mac Equity Issuer Trust
625 Madison Avenue, 5th Floor
New York, New York 10022

Re: Bond Purchase Agreement dated June 30, 1999 between LEHH, Inc. and Charter Mac Equity Issuer Trust (the "Agreement")

Ladies and Gentlemen:

The law of Liebler, Gonzalez & Portuondo, P.A., counsel for First National Bank, as Trustee, agrees to hold the original Bond (as defined in the Agreement) to be delivered to Charter Mac Equity Issuer Trust, as Purchaser (the "New Bondholder"), at the closing of the above-referenced transaction on behalf of the New Bondholder and to promptly deliver said original Bond to the Trustee for registration in the name of New Bondholder. Please indicate your authorization and agreement to the terms of this letter by signing in the space indicated below.

                                        Very truly yours,


                                        /s/ Bernardo Portuondo
                                        Bernardo A. Portuondo

Agreed to and accepted on this 1st
day of July, 1999.

CHARTER MAC EQUITY ISSUER TRUST,.
a Delaware business trust

By: Related Charter, L.P., a Delaware
    limited partnership, its manager

By: Related Charter, LLC, a Delaware
    limited liability company, its general
    partner


By: /s/ Max Schlopy
   --------------------------------
Name:  Max Schlopy
Title: Vice President